Exhibit 99.10

CINGULAR WIRELESS LLC,

CINGULAR WIRELESS II, LLC

AND

J.P. MORGAN TRUST COMPANY, National Association
Successor Trustee

Second Supplemental Indenture

Dated as of October 27, 2004

SECOND SUPPLEMENT TO INDENTURE DATED AS OF DECEMBER 12, 2001

     SECOND SUPPLEMENTAL INDENTURE, dated as of October 27, 2004, by and among Cingular Wireless LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Company”), having its principal office at 5565 Glenridge Connector, Atlanta, Georgia 30342, Cingular Wireless II, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Co-Obligor”), having its principal office at 5565 Glenridge Connector, Atlanta, Georgia 30342, and J.P. Morgan Trust Company, National Association, a national banking association, as successor Trustee to Bank One Trust Company, N.A. (the “Trustee”).

RECITALS

     Whereas, the Company has heretofore executed and delivered to the Trustee a certain indenture, dated as of December 12, 2001 (as supplemented and amended, the “Indenture”), pursuant to which the Company has issued its 5.625% Senior Notes due 2006 (the “2006 Notes”), its 6.50% Senior Notes due 2011 (the “2011 Notes”) and its 7.125% Senior Notes due 2031 (the “2031 Notes”), and which provides for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (together with the 2006 Notes, the 2011 Notes and the 2031 Notes, the “Securities”), to be issued in one or more series as in the Indenture provided;

     Whereas, the Company has furnished the Trustee with (i) an Opinion of Counsel to the Company stating that the execution of this Second Supplemental Indenture is authorized or permitted by the Indenture, (ii) an Officer’s Certificate from the Company certifying that the Board Resolution has been duly adopted and is in full force and effect and that this Second Supplemental Indenture complies with the requirements of the Indenture, and (iii) a copy of the Board Resolution of the Company pursuant to which this Second Supplemental Indenture has been authorized; and

     Whereas, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, the Co-Obligor and the Trustee and a valid amendment of and supplement to the Indenture have been done.

     Now, therefore, this Second Supplemental Indenture witnesseth:

     For and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Definitions.

     For all purposes of this Second Supplemental Indenture, except as otherwise stated herein, capitalized terms used herein but not otherwise defined in this Second Supplemental Indenture shall have the respective meanings assigned to them in the Indenture. Each reference to “herein”, “hereof” and “hereunder” and other words of similar import contained in the Indenture shall, after this Second Supplemental Indenture becomes effective, refer to the Indenture as supplemented hereby.

ARTICLE II
AMENDMENT

Section 2.1 Amendment of Introductory Paragraph.

     The first paragraph of the Indenture immediately preceding the first recital is hereby amended by inserting the following phrase immediately following the phrase “5565 Glenridge Connector, Atlanta, Georgia 30342”: “Cingular Wireless II, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Co-Obligor”), having its principal offices at 5565 Glenridge Connector, Atlanta, Georgia 30342”.

Section 2.2 Amendment of Certain Definitions. Section 101 of the Indenture is hereby amended as follows:

     (a) by inserting the following new definitions in appropriate alphabetical order:

     ““Co-Obligor” means the Person named as the “Co-Obligor” in the first paragraph of this instrument, or such Person, if any, that shall have become the successor to such Person pursuant to the applicable provisions of this Indenture, whereupon the “Co-Obligor” shall mean such successor Person.”;

     ““Co-Obligation” means the obligations of the Co-Obligor pursuant to Section 311(a) hereunder.”;

     (b) by deleting the definition of “Manager” and restating it in its entirety as the following:

     ““Manager” means, with respect to the Company and the Co-Obligor, the Person named as the “Manager” in the first paragraph under the caption “Recitals of the Company” and its successors or any successor that serves as manager of the Company and to the Co-Obligor for so long as such Person or its successors shall serve as manager for both the Company and the Co-Obligor and references to the “Manager” herein shall be to the Manager in both its capacity as manager of the Company and as manager of the Co-Obligor. In the event that such Person shall cease to serve as manager for either the Company or the Co-Obligor, references herein to the “Manager” shall be deemed to be read as the manager of the Company and the manager of the Co-Obligor.”

Section 2.3 Amendment of Section 105 of the Indenture.

     Section 105(2) of the Indenture is hereby amended by inserting, immediately following the phrase “the Company”, the phrase “or the Co-Obligor”.

Section 2.4 Addition of Section 311 of the Indenture.

     The Indenture is hereby amended by inserting the following new Section 311:

     “Section 311. Co-Obligation.

          (a) Co-Obligor hereby fully, unconditionally and irrevocably assumes and agrees to perform and discharge, jointly and severally with the Company, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed. The obligations of the Co-Obligor hereunder are primary and not merely those of a surety. The Co-Obligor hereby waives diligence, presentment, demand of payment, any right to require a proceeding first against the Company, protest or notice and all demands whatsoever with respect to the Securities or the indebtedness evidenced thereby, and covenants that the Co-Obligation hereunder will not be discharged as to the Indenture except as contemplated by Section 401 of this Indenture or as to any Securities except as contemplated by Article Thirteen of the Indenture and, in each case, and upon the satisfaction of the conditions under such Section or Article by one of the Company or the Co-Obligor. In addition, the Co-Obligor agrees to be bound by, and observe and perform, the terms of the Indenture as if all references herein to the “Company” herein were to the Co-Obligor and the Company, jointly and severally.

          (b) The Co-Obligation shall be valid and obligatory with respect to any Security that heretofore or hereinafter has been authenticated and delivered hereunder.

          (c) The Co-Obligor hereby agrees, if requested by the Company, to execute the Co-Obligation substantially to the effect above recited to be endorsed on the Securities of any series authenticated and delivered hereunder. The Company and the Co-Obligor hereby agree, if requested by the Trustee, to execute and deliver to the Trustee for authentication new Securities of any series of Outstanding Securities with such Co-Obligation endorsed thereon (and otherwise identical to the old Securities) together with a Company Order for authentication and delivery of such new Securities, and the Trustee hereby agrees, if requested by the Company, in accordance with the Company Order to authenticate and deliver such new Securities in exchange for Outstanding Securities of such series. The Co-Obligation endorsed on any Securities shall be executed on behalf of Co-Obligor by the Manager, by its Chairman of the Board, Vice Chairman of the Board, President, Chief Financial Officer, Treasurer or one of its Vice Presidents, and may, but need not be, attested by any of the aforementioned officers, which signatures may be manual or facsimile. Co-Obligation endorsed on any Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Manager shall bind the Co-Obligor notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Co-Obligation endorsed on such Securities or did not hold such offices at the date of such Securities. In case any individual who shall have signed any Co-Obligation on behalf of the Co-Obligor shall cease to be a proper officer before the Securities on which such Co-Obligation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the individual who signed such Co-Obligation had not ceased to be a proper officer, and any Co-Obligation may be signed on behalf of the Co-Obligor by such individuals as, at the actual date of the execution of such Co-Obligation, shall be the proper officers of the Co-Obligor, although at the date of such Securities or of the execution of this Indenture any such individual was not such an officer.”

Section 2.5 Amendment of Section 802

     The Indenture is hereby amended by inserting the following immediately after the phrase “the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities”:

     “; provided, that, in the event that any such conveyance, transfer or lease is made to any other Person, the obligor making such conveyance, transfer or lease shall not be relieved any of its obligations and covenants under this Indenture and the Securities unless it elects in writing to be so relieved.”

ARTICLE III
MISCELLANEOUS

Section 3.1 Effectiveness.

     The amendments to the Indenture set forth in Article II of this Second Supplemental Indenture shall only become effective upon the execution of this Second Supplemental Indenture in accordance with the requirements of Article Nine of the Indenture.

Section 3.2 Confirmation of Indenture.

     As amended and modified by this Second Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Indenture and this Second Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 3.3 Governing Law.

     This Second Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York without regard to conflicts of law principles thereof.

Section 3.4 Counterparts.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed all as of the day and year first above written.

CINGULAR WIRELESS II, LLC

By: CINGULAR WIRELESS CORPORATION
as Manager

By	/s/ Sean Foley

Name: Sean Foley Title: Vice President – Treasurer

Attest:
By	/s/ John J. O’Connor

CINGULAR WIRELESS LLC

By: CINGULAR WIRELESS CORPORATION
as Manager

By	/s/ Sean Foley

Name: Sean Foley Title: Vice President – Treasurer

Attest:
By	/s/ John J. O’Connor

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee

By	/s/ Mary Jane Henson

Name: Mary Jane Henson Title: Vice President

Attest:
By	/s/ Josie L. Hixon

Name: Josie L. Hixon Title: Assistant Vice President